Security Benefit Advisor Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated February 15, 2011
To Prospectus Dated May 1, 2010

Effective March 25, 2011, the RS Partners Subaccount is closed to new subscriptions. Contractowners may not allocate Purchase Payments or transfer Contract Value to the RS Partners Subaccount on or after March 25, 2011. Transfers of Contract Value include transfers pursuant to the Dollar Cost Averaging, Asset Allocation, or Rebalancing Programs (collectively referred to as “Automatic Investment Program”).

If you have an Automatic Investment Program with an allocation to the RS Partners Subaccount, you must choose a replacement Subaccount by March 25, 2011. See the Security Benefit Advisor Variable Annuity prospectus for the Subaccounts available to you. If you do not notify the Company of a replacement Subaccount, any Purchase Payment allocation to the RS Partners Subaccount on and after March 25, 2011 will automatically be redirected to the Royce Opportunity Subaccount. Please see the Royce Opportunity Fund prospectus for more information about this Underlying Fund.

Please Retain This Supplement For Future Reference